UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

Fidelity Core Real Estate Fund

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56839	88-6504113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Fidelity Core Real Estate Fund, a Maryland statutory trust (the “Company”), is conducting a continuous private offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506(b) of Regulation D promulgated under the Securities Act (the “Private Offering”), of three classes of the Company’s common shares of beneficial interest, each without par value per share: Class I common shares of beneficial interest (“Class I Shares”), Class S common shares of beneficial interest, and Class F common shares of beneficial interest (“Class F Shares”). In connection with the Private Offering, the Company has amended certain of its documents as described below.

Amended and Restated Declaration of Trust

On October 28, 2026, the Company’s sole trustee executed an Amended and Restated Declaration of Trust of the Company (the “Amended and Restated Declaration of Trust”), which provides for, among other things, certain modifications to the terms upon which Class I Shares acquired by certain shareholders and the clients of certain financial intermediaries convert into Class F Shares in the event that accepted subscriptions from such shareholders or clients have reached a certain aggregate threshold with respect to Class I Shares as set forth in the Amended and Restated Declaration of Trust.

Amended and Restated Dealer Manager Agreement

On October 28, 2026, the Company and Fidelity Distributors Company LLC entered into an Amended and Restated Dealer Manager Agreement with respect to the Private Offering (including an amended Form of Participating Broker-Dealer Agreement attached as Exhibit A thereto), to reflect the foregoing modifications to the Amended and Restated Declaration of Trust.

The foregoing descriptions of the Amended and Restated Declaration of Trust and the Amended and Restated Dealer Manager Agreement do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Declaration of Trust and the Amended and Restated Dealer Manager Agreement, copies of which are included as Exhibits 3.1 and 10.1, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure regarding the Amended and Restated Declaration of Trust set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Declaration of Trust of Fidelity Core Real Estate Fund, dated October 28, 2026

10.1	Amended and Restated Dealer Manager Agreement, dated October 28, 2026, between Fidelity Core Real Estate Fund and Fidelity Distributors Company LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Core Real Estate Fund

Date: October 28, 2026	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)

1.9923389.112

COREREIT-8-K-1026